Exhibit 99.1

WAIVER NO. 3 TO THIRD AMENDED AND RESTATED

CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of November 18, 2005

WAIVER NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Waiver”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent;

(2)           WHEREAS, the Borrower has requested that the Required Banks agree to waive certain provisions of the Credit Agreement;

(3)           WHEREAS, the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to waive certain provisions of the Credit Agreement as set forth below;

(4)           WHEREAS, on July 27, 2005, the Borrower announced that, as a result of the continuing evaluation of the its deferred income tax accounting and reconciliation controls process, the Borrower would restate its 2002, 2003, 2004 and first quarter 2005 financial statements (the “Restatement”);

(5)           WHEREAS, the Borrower (x) was not able to timely deliver the financial statements and certificates required by Sections 5.01(b) and 5.01(d) with respect to the quarter ended June 30, 2005 (the “Q2 Financial Information”) and (y) may not be able to timely deliver the financial statements and certificates required by Sections 5.01(b) and 5.01(d) with respect to the quarter ended September 30, 2005 (the “Q3 Financial Information”);

(6)           WHEREAS, on August 19, 2005, pursuant to Amendment No. 3 and Waiver No. 1 to the Credit Agreement (“Waiver No. 1”), the Required Banks granted an extension for the delivery of the Q2 Financial Information until October 15, 2005; and

(7)           WHEREAS, on October 15, 2005, pursuant to Amendment No. 6 and Waiver No. 2 to the Credit Agreement (“Waiver No. 2”), the Required Banks granted an extension for the delivery of the Q2 Financial Information until November 29, 2005.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Waivers.  As of the Effective Date, the Required Banks hereby grant the following waivers under the Credit Agreement:

(a)           Q2 Financial Information; Q3 Financial Information.  Notwithstanding the provisions of the Credit Agreement, (i) the Required Banks hereby waive compliance by the Borrower with the provisions of Sections 5.01(b) and (d) with respect to the requirement to deliver to the Bank Parties, on or prior to August 29, 2005 (as extended to October 15, 2005 pursuant to Waiver No. 1 and as further extended to November 29, 2005 pursuant to Waiver No. 2), the Q2 Financial Information and agree that no such failure to comply shall be considered a Default or Event of Default arising under Section 6.01(c) of the Credit Agreement; provided that, it shall constitute an Event of Default under the Credit Agreement if any of such Q2 Financial Information is not delivered to the Bank Parties on or prior to December 31, 2005 and (ii) the Required Banks hereby waive compliance by the Borrower with the provisions of Sections 5.01(b) and (d) with respect to the requirement to deliver to the Bank Parties, on or prior to November 29, 2005, the Q3 Financial Information and agree that no such failure to comply shall be considered a Default or Event of Default arising under Section 6.01(c) of the Credit Agreement; provided that, it shall constitute an Event of Default under the Credit Agreement if any of such Q3 Financial Information is not delivered to the Bank Parties on or prior to December 31, 2005.

(b)           Cross Default.  Notwithstanding the provisions of the Credit Agreement, the Required Banks hereby waive any Default or Event of Default now existing or hereafter arising under Section 6.01(f) of the Credit Agreement resulting from a default under any indenture governing Material Debt of the Borrower due to any failure by the Borrower to timely file with the SEC its quarterly report on Form 10-Q for the quarter ended June 30, 2005 or the quarter ended September 30, 2005 or to timely deliver either such report to the trustee for such Material Debt; provided, however, that (i) the exercise by any trustee or the requisite holders of Material Debt of their right to give a notice of default pursuant to the relevant indenture by reason of the existence of such default under such indenture shall constitute an Event of Default commencing on the tenth day following the date such notice is given and (ii) (x) the exercise by any trustee or the requisite holders of Material Debt of their right to give a notice of acceleration pursuant to the relevant indenture by reason of the existence of such default under such indenture or (y) the acceleration of any such Material Debt shall, in the case of either clause (x) or (y), constitute an immediate Event of Default.

SECTION 2.           Conditions to Effectiveness.   This Waiver shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Agent shall have received counterparts of this Waiver executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Waiver, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Assistant General Counsel of the Borrower regarding the due authorization, execution and delivery of this Waiver and other matters reasonably requested by the Agent and (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Waiver: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

This Waiver is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3.           Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in each of the Financing Documents, after giving effect to this Waiver, are correct in all material respects on and as of the date of this Waiver, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           After giving effect to this Waiver, no Default has occurred and is continuing on the date hereof.

SECTION 4.           Reference to and Effect on the Financing Documents.  (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Waiver.

(c)           The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Financing Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5.           Affirmation of Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents to the waivers to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Waiver, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Waiver.  Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6.           GOVERNING LAW.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS WAIVER OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8.           Execution in Counterparts.  This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9.           Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Waiver, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland, III
Title: Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AGENTS:

CITICORP USA, INC.,
as Agent

By:
Title:
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks
	Email:	oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:
Title:
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks

as Lender

By:
Name:
Title: